Exhibit 99.1

AVIV REIT, INC. ANNOUNCES

FIRST QUARTER 2012 EARNINGS RESULTS

CHICAGO – May 16, 2012 – Aviv REIT, Inc. (“Aviv” or the “Company”) released its earnings for the quarter ended March 31, 2012.

Recent Highlights

•	Total Revenues were $31.8 million;

•	Adjusted EBITDA was $25.0 million;

•	Adjusted FFO was $11.7 million;

•	Completed $104.0 million of investments year-to-date.

“We are pleased with our first quarter financial performance, which was, once again, consistent with our expectations. This is a direct result of, among other things, our ongoing growth and the strength of our management. We continue to emphasize the quality and depth of our management team and I am proud to announce the hiring of three key experienced professionals in our capital markets and finance group to work closely with Steven Insoft, our COO and CFO,” said Craig M. Bernfield, Chairman, Chief Executive Officer and President of Aviv. “We continue to execute our strategy of working with high quality operators, diversification and reinvesting in our properties. We closed $24 million of investments during the first quarter and $104 million of investments year-to-date. We are also excited to announce that we raised $100 million in the public bond market in the first quarter, as an add-on to our existing first-time issuance from the first quarter of 2011, with the recent add-on priced to yield 7.49 percent. We now have approximately $300 million of availability under our lines of credit, which together with our strong ongoing support from Lindsay Goldberg, positions us strongly from a liquidity perspective. In addition, we want to reiterate that our portfolio continues to perform well and our operators are adapting to the reimbursement environment. We believe that we are well positioned to continue our success for the balance of the year.”

Conference Call

A conference call to discuss the first quarter 2012 earnings will take place on May 16, 2012 at 11:00 a.m. central time / 12:00 p.m. eastern time. The dial-in number for the conference call is 877-941-9205 (480-629-9771 for international access) and a replay of the call will be available through June 15, 2012 at 800-406-7325, access code 4537370.

About Aviv

Aviv is one of the largest owners of skilled nursing and other healthcare properties in the United States. The Company’s portfolio currently consists of 248 properties which are triple-net leased to 36 operators in 27 states.

Forward-Looking Statements

This press release may include forward-looking statements. Forward-looking statements can be identified by the use of words such as “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “intends,” “continue” or similar terminology. These forward-looking statements are made based on our current expectations and beliefs concerning future events affecting us and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control, that could cause our actual results to differ materially from those matters expressed in or implied by these forward-looking statements. These uncertainties include, but are not limited to, uncertainties relating to the operations of our tenants, including those relating to reimbursement by government and other third-party payors, compliance with regulatory requirements and occupancy levels, regulatory, reimbursement and other changes in the healthcare industry, the performance and reputation of our tenants, our ability to successfully engage in strategic acquisitions and investments, the effect of general market, economic and political conditions, the availability and cost of capital, changes in tax laws and regulations affecting REITs and our ability to maintain our status as a REIT. Important factors that could cause actual results to differ materially from our expectations include those disclosed under “Risk Factors” and elsewhere in filings made by Aviv REIT, Inc. and Aviv Healthcare Properties Limited Partnership with the Securities and Exchange Commission.

Note Regarding Non-GAAP Financial Measures

This release includes financial measures, including Adjusted EBITDA and Adjusted FFO, that are derived on the basis of methodologies other than in accordance with generally accepted accounting principles (GAAP). These measures are non-GAAP measures that may be calculated differently from measures used by other companies and should not be considered measures of liquidity, alternatives to net income or indicators of any other performance measure determined in accordance with GAAP, nor are they indicative of funds available to fund our cash needs, including our ability to make payments on our indebtedness. See “Supplemental Information and Reconciliation of Financial Measures” below for the definitions of, and additional information regarding, these measures and reconciliations of these measures to the GAAP measures we consider most comparable.

For more information, please contact:

Steven J. Insoft, Chief Operating Officer & Chief Financial Officer or

David J. Smith, Managing Director, Investor Relations & Capital Markets at 312-855-0930.

Aviv REIT, Inc. and Subsidiaries

Consolidated Balance Sheets

	March 31	December 31
	2012	2011
	(unaudited)
Assets
Cash and cash equivalents	$50,319,083	$40,862,023
Deferred rent receivable	31,539,302	29,926,203
Tenant receivables, net	8,312,669	6,007,800
Rental properties and financing leases, at cost:
Land	105,723,478	102,925,122
Buildings and improvements	756,600,398	721,837,401
Construction in Progress	17,698,708	28,293,083
Furniture, fixtures and equipment	58,704,556	55,411,980
Assets under direct financing leases	10,952,292	10,916,181

	949,679,432	919,383,767
Less accumulated depreciation	(102,807,168)	(96,796,028)

Net rental properties	846,872,264	822,587,739
Deferred finance costs, net	17,292,769	13,142,330
Loan receivables, net	36,032,506	33,031,117
Other assets	7,002,438	5,864,045

Total assets	$997,371,031	$951,421,257

Liabilities and equity
Accounts payable and accrued expenses	$12,398,600	$18,124,167
Tenant security and escrow deposits	15,203,544	15,739,917
Other liabilities	33,842,593	34,824,629
Deferred contribution	—	35,000,000
Mortgage and other notes payable	619,164,932	600,473,578

Total liabilities	680,609,669	704,162,291
Equity:
Stockholders’ equity
Common stock (par value $0.01; 328,488 and 262,237 shares outstanding, respectively)	3,284	2,622
Additional paid-in-capital	340,102,386	264,960,352
Accumulated deficit	(25,468,088)	(21,382,823)
Accumulated other comprehensive loss	(1,991,025)	(1,867,759)

Stockholders’ equity	312,646,557	241,712,392
Noncontrolling interests	4,114,805	5,546,574

Total equity	316,761,362	247,258,966

Total liabilities and equity	$997,371,031	$951,421,257

See accompanying notes to consolidated financial statements.

Aviv REIT, Inc. and Subsidiaries

Consolidated Statements of Operations and other comprehensive income

(unaudited)

	Three Months Ended March 31,
	2012	2011
Revenues
Rental income	$28,352,798	$19,847,408
Tenant recoveries	2,080,711	1,688,996
Interest on loans to lessees - capital expenditures	337,020	288,447
Interest on loans to lessees - working capital and capital lease	1,020,457	1,043,662

Total revenues	31,790,986	22,868,513

Expenses
Rent and other operating expenses	243,166	201,664
General and administrative	4,407,184	3,090,165
Real estate taxes	2,303,422	1,689,094
Depreciation and amortization	6,031,681	4,798,568
Loss on impairment	699,201	—

Total expenses	13,684,654	9,779,491

Operating income	18,106,332	13,089,022

Other income and expenses:
Interest and other income	6,419	5,615
Interest expense	(11,207,779)	(7,556,185)
Amortization of deferred financing costs	(775,336)	(678,995)
Earnout accretion	(100,088)	—
Loss on extinguishment of debt	(13,264)	(3,143,008)

Total other income and expenses	(12,090,048)	(11,372,573)

Net income	6,016,284	1,716,449
Net income allocable to noncontrolling interests	(2,456,487)	(783,297)

Net income allocable to stockholders	$3,559,797	$933,152

Net income	$6,016,284	$1,716,449
Unrealized (loss) gain on derivative instruments	(208,328)	508,634

Total comprehensive income	$5,807,956	$2,225,083

Net income allocable to stockholders	$3,559,797	$933,152
Unrealized (loss) gain on derivative instruments,
Accumulated other comprehensive loss	(123,266)	276,682

Total comprehensive income allocable to stockholders	$3,436,531	$1,209,834

See accompanying notes to consolidated financial statements.

Aviv REIT, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

(unaudited)

	Three Months Ended March 31,
	2012	2011
Operating activities
Net income	$6,016,284	$1,716,449
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	6,031,681	4,798,568
Amortization of deferred financing costs	775,336	678,995
Accretion of bond premium	(70,081)	—
Deferred rental (income) loss, net	(1,680,092)	1,165,922
Rental income from intangible amortization, net	(368,754)	(362,196)
Non-cash stock (unit)-based compensation	244,196	586,445
Non-cash loss on extinguishment of debt	13,264	3,143,008
Loss on impairment of assets	699,201	—
Reserve for uncollectible loan receivables	100,352	157,317
Accretion of earn-out provision for previously acquired rental properties	100,088	—
Changes in assets and liabilities:
Tenant receivables	(2,822,991)	(530,243)
Other assets	(1,305,381)	2,023,699
Accounts payable and accrued expenses	(4,770,254)	669,320
Tenant security deposits and other liabilities	(1,846,351)	744,836

Net cash provided by operating activities	1,116,498	14,792,120

Investing activities
Purchase of rental properties	(23,775,000)	(24,825,776)
Capital improvements	(15,857,264)	(1,759,620)
Construction in Progress	6,506,433	(1,490,810)
Loan receivables (funded to) received from others, net	(1,743,575)	5,726,527

Net cash used in investing activities	(34,869,406)	(22,349,679)

Financing activities
Borrowings of debt	$134,049,000	210,200,000
Repayment of debt	(115,287,565)	(196,152,269)
Payment of financing costs	(4,603,430)	(6,556,704)
Capital contributions	75,000,000	10,000,000
Deferred contribution	(35,000,000)	—
Cash distributions to partners	(4,575,684)	(5,246,840)
Cash dividends to stockholders	(6,372,353)	(6,088,442)

Net cash provided by financing activities	43,209,968	6,155,745

Net increase (decrease) in cash and cash equivalents	9,457,060	(1,401,814)
Cash and cash equivalents:
Beginning of period	40,862,023	13,029,474

End of period	$50,319,083	$11,627,660

Supplemental cash flow information
Cash paid for interest	$16,490,483	$6,093,599

Supplemental disclosure of noncash activity
Accrued dividends payable to stockholders	$7,221,693	$5,665,381
Accrued distributions payable to partners	$3,975,101	$4,744,920
Write-off of deferred rent receivable	$58,268	$3,026,968
Write-off of deferred financing costs, net	$13,264	$3,143,008

See accompanying notes to consolidated financial statements.

Supplemental Information and Reconciliation of Financial Measures

We use financial measures in this release that are derived on the basis of methodologies other than in accordance with GAAP. We derive these measures as follows:

•	EBITDA represents net income before interest expense (net), taxes, depreciation and amortization of deferred financing costs.

•

Adjusted EBITDA represents EBITDA before stock-based compensation, amortization of intangible income, offering costs, indemnity expense, acquisition transaction costs, loss on impairment of assets, loss on extinguishment of debt, deferred rent write-offs, change in fair value of derivatives and gain on sale of assets (net).

•

The National Association of Real Estate Investment Trusts, or NAREIT, defines FFO as net income (computed in accordance with GAAP), excluding gains and losses from sales of property (net), and impairments depreciated real estate plus real estate depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Applying the NAREIT definition to our financial statements results in FFO representing net income before depreciation, loss on impairment of depreciated real estate assets and gain/loss on sale of assets.

•

Adjusted FFO represents FFO before deferred rental income, stock-based compensation, amortization of intangible income, amortization of deferred financing costs, offering costs, indemnity expense, loss on impairment of assets, loss on extinguishment of debt and change in fair value of derivatives.

Our management uses FFO, Adjusted FFO, EBITDA and Adjusted EBITDA as important supplemental measures of our operating performance and liquidity. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. The term FFO was designed by the real estate industry to address this issue and as an indicator of our ability to incur and service debt. Because FFO and Adjusted FFO exclude depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items and because EBITDA and Adjusted EBITDA exclude certain non-cash charges and adjustments and amounts spent on interest and taxes, they provide our management with performance measures that, when compared year over year or with other real estate investment trusts, or REITs, reflect the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and, with respect to FFO and Adjusted FFO, interest costs, in each case providing perspective not immediately apparent from net income. In addition, we believe that FFO, Adjusted FFO, EBITDA and Adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs.

We offer these measures to assist the users of our financial statements in assessing our financial performance and liquidity under GAAP, but these measures are non-GAAP measures and should not be considered measures of liquidity, alternatives to net income or indicators of any other performance measure determined in accordance with GAAP, nor are they indicative of funds available to fund our cash needs, including our ability to make payments on our indebtedness. In addition, our calculations of these measures are not necessarily comparable to similar measures as calculated by other companies that do not use the same definition or implementation guidelines or interpret the standards differently from us. Investors should not rely on these measures as a substitute for any GAAP measure, including net income or revenues.

In addition to these non-GAAP financial measures, we present certain statistics in this release regarding our portfolio of properties. These statistics include EBITDAR coverage, EBITDARM coverage, Portfolio Occupancy and Quality Mix, which are derived as follows:

•

EBITDAR coverage represents EBITDAR, which we define as earnings before interest, taxes, depreciation, amortization and rent expense, of our operators for the applicable period, divided by the rent paid to us by our operators during such period.

•

EBITDARM coverage represents EBITDARM, which we define as earnings before interest, taxes, depreciation, amortization, rent expense and management fees charged by the operator, of our operators for the applicable period, divided by the rent paid to us by our operators during such period.

•

Portfolio Occupancy represents the average daily number of beds at our properties that are occupied during the applicable period divided by the total number of beds at our properties that are available for use during the applicable period.

•	Quality Mix represents total revenues from all payor sources, excluding Medicaid revenues, at our properties divided by the total revenue at our properties for the applicable period.

We derive these statistics from reports that we receive from our operators pursuant to our triple-net leases. As a result, our portfolio statistics typically lag our own financial statements by approximately one quarter. In order to determine EBITDAR and EBITDARM coverage for the period presented, EBITDAR and EBITDARM coverage is stated only with respect to properties owned by us and operated by the same operator for the entire period. Accordingly, EBITDAR and EBITDARM coverage for the twelve months ended December 31, 2011 included 179 of the 225 properties in our portfolio as of December 31, 2011.

Aviv REIT, Inc.

($’s)

	3 Months Ended 3/31/2012	3 Months Ended 3/31/2011
Cash Rental & Loan Interest Income
Total Revenues (1)	31,790,986	22,868,513
Adjusted For:
Deferred Rental Loss (Income) (1)	(1,680,092)	1,165,922
Rental Income from Intangible Amortization	(368,754)	(362,196)
Real Estate Tax Escrows	(2,080,711)	(1,688,996)

Cash Rental & Loan Interest Income	27,661,429	21,983,243

(1) Includes a $3.0 million non-cash charge to Deferred Rents Receivable in Q1 2011 relating to the transition of 4 facilities to a new operator.

EBITDA
Net (Loss) Income (2)	6,016,304	1,716,449
Adjusted For:
Interest Expense	11,207,779	7,556,185
Depreciation	6,011,140	4,798,568
Amortization of Deferred Financing Fees	795,878	678,995

EBITDA	24,031,101	14,750,197

(2)	Q1 2011 Net Income reduced by the $3.0 million non-cash charge to Deferred Rents Receivable discussed in (1) above and a $3.1 million non-cash Loss on Debt Extinguishment relating to the write-off of deferred financing fees associated with the repayment of $167 million of our mortgage term loan.

Adjusted EBITDA
EBITDA	24,031,101	14,750,197
Adjusted for:
Gain on Sale of Assets	—	—
Loss on Impairment of long lived assets	699,201
Indemnity Payments	5,596	—
Acquisition transaction costs	324,590	263,330
Non-cash stock (unit)-based compensation	244,196	586,444
Loss on Debt Extinguishment	13,264	3,143,008
Less:
Rental Income from Intangible Amortization	(368,754)	(362,196)
Write-off of deferred rents (3)	58,268	3,026,968
Change in Fair Value of Derivatives	—	—

Adjusted EBITDA	25,007,462	21,407,751

(3) See Footnote (2) above.

FFO
Net (Loss) Income	6,016,304	1,716,449
Adjusted For:
Depreciation	6,011,140	4,798,568
Loss on Impairment of depreciated real estate assets	699,201	—
Gain on Sale of Assets	—	—

FFO	12,726,645	6,515,017

AFFO
FFO	12,726,645	6,515,017
Adjusted For:
Deferred Rental Loss (Income)	(1,680,092)	1,165,922
Rental Income from Intangible Amortization	(368,754)	(362,196)
Amortization of Deferred Financing Fees	795,878	678,995
Loss on Debt Extinguishment	13,264	3,143,008
Indemnity Payments	5,596	—
Non-cash stock (unit)-based compensation	244,196	586,444
Change in Fair Value of Derivatives	—	—

AFFO	11,736,733	11,727,190

Balance Sheet Metrics	3/31/2012
Cash & Cash Equivalents	50,319,083

Debt		% Total
Secured - GE Mortgage Term Loan	215,682,886	34.8%
Secured - Other	3,482,046	0.6%
Unsecured Notes	400,000,000	64.6%

Total Debt	619,164,932	100.0%

Total Assets - Book Value	1,006,091,849
Total Undepreciated Book Value of Property	949,679,432

Total Unencumbered Assets	675,300,129
Unencumbered Assets / Unsecured Debt	168.8%

General & administrative expense	3/31/2012
Core general & administrative expense	2,757,607
Acquisition transaction costs	391,010
Bad debt expense/loan impairment	100,352
Professional fees - non recurring	914,000
Non-cash stock based compensation	244,196

Total general & adminstrative expense	4,407,164

Portfolio Information

Note: For further information regarding the derivation of our portfolio information, please see the Presentation of Non-GAAP Financial Information and Portfolio Statistics section in Aviv Healthcare Properties Limited Partnership’s SEC filings.

Rent Concentration by Operator		No.	% Total
	Operator	Properties	Rents (1)
	Saber Health Group	26	16.1%
	Evergreen Healthcare	18	11.0%
	Daybreak Partners, LLC	32	9.7%
	Sun Mar Healthcare	13	8.0%
	Benchmark	12	5.9%
	All Others (28 Operators)	134	49.3%

	Total	235	100.0%

(1) Total rent represents the rent under existing leases net of property dispositions for the 12 months ended December 31, 2011.

Rent Concentration by State		No.	% Total
	State	Properties	Rents (1)
	California	32	16.3%
	Texas	43	13.0%
	Ohio	17	8.9%
	Arkansas	10	7.5%
	Missouri	14	7.5%
	All Others (21 States)	119	46.8%

	Total	235	100.0%

(1)	Total rent represents the rent under existing leases net of property dispositions for the 12 months ended December 31, 2011.

Rent Coverage (1)
(for 12 months ended December 31, 2011)
	EBITDAR	1.5 x
	EBITDARM	1.9 x

(1)	Based on properties operated by the same operator for the entire 12 month period.

Occupancy (1)
(for 12 months ended December 31, 2011)
	Occupancy	73.4%

(1) Based on beds available for use.

Quality Mix (1)
(for 12 months ended December 31, 2011)
	Quality Mix	44.7%

(1)	Based on total revenues from all payor sources excluding Medicaid revenues.